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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2006

                        FRONTIER AIRLINES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   000-51890               20-4191157
           (State of                  (Commission           (I.R.S. Employer
         Incorporation)               File Number)         Identification No.)

            7001 Tower Road, Denver, Colorado                    80249
         (Address of principal executive offices)              (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On November 8, 2006, the Company's Board of Directors appointed Ms. Rita M. Cuddihy to the Board of Directors. Ms. Cuddihy is currently the Senior Vice President, Renaissance North America with Marriott International, Inc. Ms. Cuddihy served as the Regional Vice President, Northern California, Colorado, and Oklahoma for Marriott from 2004 to October 2006 and served as the Senior Vice President, Marketing for Marriott from 2002 to 2004. Prior to Marriott International, Ms. Cuddihy served as the President and CEO of US Airways Shuttle, and in several executive level positions at US Airways from 1992 to 2001 in the areas of customer service, planning, and marketing. Ms. Cuddihy has almost 30 years of airline and travel industry experience, primarily in the areas of marketing and planning.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                FRONTIER AIRLINES HOLDINGS, INC.


Date: November 8, 2006                          By: /s/ Jeff S. Potter
                                                    ----------------------------
                                                Its: President and CEO